Security Information








Security Purchased


CUSIP
0258MOCV9


Issuer
AMERICAN EXPRESS CREDIT CO


Underwriters
Barclays, BNP, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
AXP FRN 5/27/2010


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/20/2008


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.02%


Rating
AA3/A+


Current yield
3.79%


Benchmark vs Spread (basis points)
140 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Short Duration Plus Fund
DWS
8,000,000
 $                 8,000,000
0.80%



Total

8,000,000
 $
8,000,000
0.80%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



























Security Information






Security Purchased

CUSIP
059172AA4

Issuer
BALTIMORE GAS & ELECTRIC

Underwriters
BoA, Greenwich Capital Markets, JP Morgan,
Barclays, DBSI, Scotia Capital

Years of continuous operation, including predecessors
> 3 years

Security
CEG 6.125% 7/1/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Greenwich Capital Markets

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/23/2008

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public offering
0

Total
400,000,000

Public offering price
99.99

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.60%

Rating
Baa2/BBB+

Current yield
6.13%

Benchmark vs Spread (basis points)
250 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
6,335,000
 $                 6,334,367
1.58%

Total

6,335,000
 $                 6,334,367
1.58%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information






Security Purchased

CUSIP
06051GDW6

Issuer
BANK OF AMERICA CORP

Underwriters
BoA, CastleOak Securities, DBSI, Jackson
Securities, UBS Securities

Years of continuous operation, including predecessors
> 3 years

Security
BAC 4.9% 5/1/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/29/2008

Total amount of offering sold to QIBs
2,000,000,000

Total amount of any concurrent public offering
0

Total
2,000,000,000

Public offering price
99.72

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
Aa2/AA

Current yield
4.91%

Benchmark vs Spread (basis points)
185 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
10,000,000
 $                 9,972,400
0.50%

Total

10,000,000
 $                 9,972,400
0.50%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.













Security Information






Security Purchased

CUSIP
172967EQ0

Issuer
CITIGROUP INC

Underwriters
Citigroup, Bear Stearns, DBSI, Goldman Sachs,
Lehman Brothers, BoA, Blaylock & Partners,
Credit Suisse, Greenwich Capital Markets, Loop
Capital Markets, UBS

Years of continuous operation, including predecessors
> 3 years

Security
C 5.5% 4/11/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/4/2008

Total amount of offering sold to QIBs
4,750,000,000

Total amount of any concurrent public offering
0

Total
4,750,000,000

Public offering price
99.49

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.33%

Rating
Aa3/AA-

Current yield
5.53%

Benchmark vs Spread (basis points)
290 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
4,500,000
 $                 4,477,140
0.09%

DWS Balanced VIP
DWS
1,500,000
 $                 1,492,380
0.03%

DWS Core Plus Income Fund
DWS
1,550,000
 $                 1,542,126
0.03%

DWS Short Duration Plus Fund
DWS
3,500,000
 $                 3,482,220
0.07%

Total

11,050,000
 $               10,993,866
0.23%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





































Security Information






Security Purchased

CUSIP
172967ER8

Issuer
CITIGROUP INC

Underwriters
Citigroup, DBSI, Goldman Sachs, Lehman
Brothers, Merrill Lynch, BoA, Barclays, BNP
Paribas, Credit Suisse, Greenwich Capital, RBC
Capital Markets, TD Securities, Guzman & Co,
Jackson Securities, Loop Capital Markets, Muriel
Siebert, Sandler O'Neill, Toussaint Capital
Partners, Utendahl Capital Partners, Williams
Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
C FRN 4/30/2018

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/21/2008

Total amount of offering sold to QIBs
6,000,000,000

Total amount of any concurrent public offering
0

Total
6,000,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.60%

Rating
A2/A

Current yield
8.40%

Benchmark vs Spread (basis points)
512 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Bond VIP
DWS
80,000
 $                     80,000
0.00%

DWS Core Fixed Income Fund
DWS
530,000
 $                   530,000
0.01%

DWS Core Plus Income Fund
DWS
235,000
 $                   235,000
0.00%

DWS High Income Fund
DWS
6,640,000
 $                 6,640,000
0.11%

DWS High Income Plus Fund
DWS
1,325,000
 $                 1,325,000
0.02%

DWS High Income Trust
DWS
800,000
 $                   800,000
0.01%

DWS Multi Market Income Trust
DWS
500,000
 $                   500,000
0.01%

DWS Short Duration Plus Fund
DWS
115,000
 $                   115,000
0.00%

DWS Strategic Income Fund
DWS
490,000
 $                   490,000
0.01%

DWS Strategic Income Trust
DWS
130,000
 $                   130,000
0.00%

Total

10,845,000
 $               10,845,000
0.18%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.













Security Information






Security Purchased

CUSIP
194014106

Issuer
COLFAX CORP

Underwriters
Lehman Brothers, Merrill Lynch, UBS, BoA,
DBSI, Keybanc Capital Markets, Robert W Baird
& Co

Years of continuous operation, including predecessors
> 3 years

Ticker
CFX US

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/7/2008

Total dollar amount of offering sold to QIBs
 $                                                 337,500,000

Total dollar amount of any concurrent public offering
 $                                                                  -

Total
 $                                                 337,500,000

Public offering price
 $                                                           18.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                                                             1.22

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Micro Cap Fund
DWS
7,300
 $                   131,400
0.04%

DWS Small Cap Growth Fund
DWS
37,800
 $                   680,400
0.20%

DWS Small Cap Growth VIP
DWS
22,000
 $                   396,000
0.12%

Total

67,100
 $                 1,207,800
0.36%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information






Security Purchased

CUSIP
254683AG0

Issuer
DISCOVER CARD MASTER TRUST

Underwriters
Credit Suisse, JP Morgan, BoA, Barclays, DBSI,
Greenwich Capital Markets, Lehman Brothers

Years of continuous operation, including predecessors
> 3 years

Security
DCENT 2008-A3 A3

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/24/2008

Total amount of offering sold to QIBs
850,000,000

Total amount of any concurrent public offering
0

Total
850,000,000

Public offering price
99.92

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.20%

Rating
Aaa/AAA

Current yield
5.18%

Benchmark vs Spread (basis points)
219 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
10,000,000
 $                 9,992,380
1.18%

DWS Balanced VIP
DWS
2,000,000
 $                 1,998,476
0.24%

DWS Short Duration Plus Fund
DWS
15,000,000
 $               14,988,570
1.76%

Total

27,000,000
 $               26,979,426
3.18%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information






Security Purchased

CUSIP
28336LBR9

Issuer
EL PASO NATURAL GAS

Underwriters
DBSI, Goldman Sachs, JP Morgan, BoA, Credit
Suisse, RBS Greenwich Capital, Scotial Capital,
Societe Generale, UniCredit SpS

Years of continuous operation, including predecessors
> 3 years

Security
EP 7.25% 6/1/2018

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/22/2008

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.80%

Rating
Ba3/BB-

Current yield
7.25%

Benchmark vs Spread (basis points)
333 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
125,000
 $                   125,000
0.02%

DWS Balanced VIP
DWS
40,000
 $                     40,000
0.01%

DWS High Income Fund
DWS
4,675,000
 $                 4,675,000
0.78%

DWS High Income Plus Fund
DWS
925,000
 $                   925,000
0.15%

DWS High Income Trust
DWS
570,000
 $                   570,000
0.10%

DWS High Income VIP
DWS
630,000
 $                   630,000
0.11%

DWS Lifecycle Long Range Fund
DWS
55,000
 $                     55,000
0.01%

DWS Multi Market Income Trust
DWS
365,000
 $                   365,000
0.06%

DWS Short Duration Plus Fund
DWS
85,000
 $                     85,000
0.01%

DWS Strategic Income Fund
DWS
340,000
 $                   340,000
0.06%

DWS Strategic Income Trust
DWS
100,000
 $                   100,000
0.02%

DWS Strategic Income VIP
DWS
90,000
 $                     90,000
0.02%

Total

8,000,000
 $                 8,000,000
1.33%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.













Security Information






Security Purchased

CUSIP
31398ATZ5

Issuer
Fannie Mae

Underwriters
 DBSI, Barclays Capital, Citigroup, Goldman
Sachs, JP Morgan, UBS

Years of continuous operation, including predecessors
> 3 years

Security
FNMA 2.875% 10/10

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/10/2008

Total amount of offering sold to QIBs
7,000,000,000

Total amount of any concurrent public offering
0

Total
7,000,000,000

Public offering price
99.96

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.06%

Rating
Aaa/AAAe

Current yield
2.876%

Benchmark vs Spread (basis points)
70bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
13,000,000
 $               12,994,670
0.19%

Total

13,000,000
 $               12,994,670
0.19%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.













Security Information






Security Purchased

CUSIP
31398ATL6

Issuer
Fannie Mae

Underwriters
 DBSI, Lehman Brothers, Merrill Lynch, Barclays
Capital, Citigroup, Goldman Sachs, JP Morgan,

Years of continuous operation, including predecessors
> 3 years

Security
FNMA 3.625% 08/11

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
HSBC/Barclays

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/13/2008

Total amount of offering sold to QIBs
3,500,000,000

Total amount of any concurrent public offering
0

Total
3,500,000,000

Public offering price
99.95

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.08%

Rating
Aaa/AAAe

Current yield
3.63%

Benchmark vs Spread (basis points)
122.5bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
45,000,000
 $               44,978,400
1.29%

Total

45,000,000
 $               44,978,400
1.29%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.













Security Information






Security Purchased

CUSIP
3133XSAE8

Issuer
Federal Home Loan Bank

Underwriters
 DBSI, Goldman Sachs, UBS

Years of continuous operation, including predecessors
> 3 years

Security
FHLB 3.625% 10/13

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
UBS Warburg

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/11/2008

Total amount of offering sold to QIBs
4,000,000,000

Total amount of any concurrent public offering
0

Total
4,000,000,000

Public offering price
99.71

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.10%

Rating
Aaa/AAA

Current yield
3.64%

Benchmark vs Spread (basis points)
81bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
8,500,000
 $                 8,475,520
0.21%

Total

8,500,000
 $                 8,475,520
0.21%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.













Security Information






Security Purchased

CUSIP
3133XRX88

Issuer
Federal Home Loan Bank

Underwriters
 DBSI, RBS Greenwich Capital, UBS, BoA,
Barclays Capital, BNP Paribas Securities, Credit
Suisse, FIN Financial, Goldman Sachs, JP Morgan,
Lehman Brothers, Merrill Lynch,  Morgan Stanley

Years of continuous operation, including predecessors
> 3 years

Security
FHLB 4% 09/06/13

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan Chase

Firm commitment underwriting?
Yes

Trade date/Date of Offering
7/31/2008

Total amount of offering sold to QIBs
3,000,000,000

Total amount of any concurrent public offering
0

Total
3,000,000,000

Public offering price
99.64

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Aaa/AAA

Current yield
4.01%

Benchmark vs Spread (basis points)
82 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
13,500,000
 $               13,451,805
0.45%

Total

13,500,000
 $               13,451,805
0.45%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information






Security Purchased

CUSIP
3623E0209

Issuer
GT Solar International Inc.

Underwriters
 Credit Suisse, UBS, BoA, DBSI, Piper Jaffray,
Thomas Weisel Partners

Years of continuous operation, including predecessors
> 3 years

Ticker
SOLR

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
7/23/2008

Total dollar amount of offering sold to QIBs
 $                                                    499,950,000

Total dollar amount of any concurrent public offering
 $                                                                    -

Total
 $                                                    499,950,000

Public offering price
 $                                                             16.50

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                                                               0.99

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Mid Cap Growth Fund
DWS
73,700
 $                   1,216,050
0.24%

DWS Mid Cap Growth VIP
DWS
4,300
 $                       70,950
0.01%

DWS Small Cap Growth Fund
DWS
24,200
 $                      399,300
0.08%

DWS Small Cap Growth VIP
DWS
14,100
 $                      232,650
0.05%

Total

116,300
 $                   1,918,950
0.38%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information






Security Purchased

CUSIP
477878AB8

Issuer
JOHN DEERE OWNER TRUST

Underwriters
JP Morgan, Merrill Lynch, BNP Paribas, BoA,
DBSI, RBC Capital Markets

Years of continuous operation, including predecessors
> 3 years

Security
JDOT 2008-A A2

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/7/2008

Total amount of offering sold to QIBs
643,870,000

Total amount of any concurrent public offering
0

Total
643,870,000

Public offering price
99.98

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.20%

Rating
Aaa/AAA

Current yield
3.67%

Benchmark vs Spread (basis points)
92 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
7,000,000
 $                 6,998,906
1.09%

Total

7,000,000
 $                 6,998,906
1.09%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information






Security Purchased

CUSIP
59018YN56

Issuer
MERRILL LYNCH & CO

Underwriters
Merrill Lynch, BB&T, BMO Capital Markets,
DBSI, FTN Financial, Greenwich Capital Markets,
KBC Financial Products, NAB Capital Markets,
Natexis Bleichroeder, Santander Investment
Securities, UniCredit SpA

Years of continuous operation, including predecessors
> 3 years

Security
MER 6.15% 4/25/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/22/2008

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
99.87

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
A1/A+

Current yield
6.16%

Benchmark vs Spread (basis points)
325 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
5,305,000
 $                 5,297,997
0.35%

Total

5,305,000
 $                 5,297,997
0.35%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information






Security Purchased

CUSIP
59018YN64

Issuer
MERRILL LYNCH & CO

Underwriters
Merrill Lynch, Barclays, CIBC, Citigroup, DBSI,
Greenwich Capital Markets, Mizuho Securities,
PNC Capital Markets, RBC Capital Markets,
SunTrust Robinson Humphrey, Wachovia, Wells
Fargo, Zions Direct

Years of continuous operation, including predecessors
> 3 years

Security
MER 6.875 4/25/2018

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/22/2008

Total amount of offering sold to QIBs
5,500,000,000

Total amount of any concurrent public offering
0

Total
5,500,000,000

Public offering price
99.91

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.50%

Rating
A1/A+

Current yield
6.88%

Benchmark vs Spread (basis points)
320 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Bond VIP
DWS
65,000
 $                     64,944
0.00%

DWS Core Fixed Income Fund
DWS
495,000
 $                   494,574
0.01%

DWS High Income Fund
DWS
3,155,000
 $                 3,152,287
0.06%

DWS High Income Plus Fund
DWS
630,000
 $                   629,458
0.01%

DWS High Income Trust
DWS
380,000
 $                   379,673
0.01%

DWS Multi Market Income Trust
DWS
425,000
 $                   424,635
0.01%

DWS Strategic Income Fund
DWS
1,465,000
 $                 1,463,740
0.03%

DWS Strategic Income Trust
DWS
110,000
 $                   109,905
0.00%

DWS Strategic Income VIP
DWS
310,000
 $                   309,733
0.01%

DWS Short Duration Plus Fund
DWS
65,000
 $                     64,944
0.00%

Total

7,100,000
 $                 7,093,894
0.13%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information






Security Purchased

CUSIP
65475XAC0

Issuer
NISSAN AUTO RECEIVABLES TRUST 2008-8

Underwriters
DBSI, BNP Paribas, BoA, Calyon, Citigroup,
HSBC, Societe Generale

Years of continuous operation, including predecessors
> 3 years

Security
NAROT 2008-B A3

Is the affiliate a manager or co-manager of offering?
Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/19/2008

Total amount of offering sold to QIBs
381,000,000

Total amount of any concurrent public offering
0

Total
381,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.14%

Rating
Aaa/AAA

Current yield
4.46%

Benchmark vs Spread (basis points)
166 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
2,791,000
 $                 2,791,000
0.73%

Total

2,791,000
 $                 2,791,000
0.73%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.













Security Information






Security Purchased

CUSIP
718172AB5

Issuer
PHILLIP MORRIS INTERNATIONAL INC

Underwriters
Credit Suisse, DBSI, Lehman Brothers, HSBC,
RBS Greenwich Capital, Societe Generale, Banca
IMI, BBVA, BNP Paribas, Calyon

Years of continuous operation, including predecessors
> 3 years

Security
PM 4.875% 5/16/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse/Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/13/2008

Total amount of offering sold to QIBs
2,000,000,000

Total amount of any concurrent public offering
0

Total
2,000,000,000

Public offering price
99.72

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
A2/A

Current yield
4.89%

Benchmark vs Spread (basis points)
177 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
9,785,000
 $                 9,757,993
0.49%

DWS Strategic Income Fund
DWS
1,365,000
 $                 1,361,233
0.07%

DWS Strategic Income VIP
DWS
340,000
 $                   339,062
0.02%

Total

11,490,000
 $               11,458,288
0.57%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information






Security Purchased

CUSIP
75281AAJ8

Issuer
RANGE RESOURCES CORP

Underwriters
BoA, JP Morgan, Barclays, BBVA, BMO Capital
Markets, Calyon, Capital One, Citigroup, Comerica
Securities, Credit Suisse, DBSI, Fortis Securities,
Keybanc Capital Markets, Natixis Bleichroeder,
RBC Capital Markets, Scotia Capital, Societe
Generale, SunTrust Robinson Humphrey,
Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
RRC 7.25% 5/1/2018

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/1/2008

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public offering
0

Total
250,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
Ba3/BB

Current yield
7.25%

Benchmark vs Spread (basis points)
351 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
15,000
 $                     15,000
0.01%

DWS Balanced VIP
DWS
10,000
 $                     10,000
0.00%

DWS High Income Fund
DWS
570,000
 $                   570,000
0.23%

DWS High Income Plus Fund
DWS
115,000
 $                   115,000
0.05%

DWS High Income Trust
DWS
70,000
 $                     70,000
0.03%

DWS High Income VIP
DWS
75,000
 $                     75,000
0.03%

DWS Lifecycle Long Range Fund
DWS
10,000
 $                     10,000
0.00%

DWS Multi Market Income Trust
DWS
45,000
 $                     45,000
0.02%

DWS Short Duration Plus Fund
DWS
25,000
 $                     25,000
0.01%

DWS Strategic Income Fund
DWS
45,000
 $                     45,000
0.02%

DWS Strategic Income Trust
DWS
10,000
 $                     10,000
0.00%

DWS Strategic Income VIP
DWS
10,000
 $                     10,000
0.00%

Total

1,000,000
 $                 1,000,000
0.40%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information






Security Purchased

CUSIP
767201AE6

Issuer
RIO TINTO FINANCE USA

Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan Stanley,
RBS Greenwich Capital, Societe Generale, ANZ
Securities, BBVA Securities, Calyon, Mitsubishi
UFJ Securities, Mizuho Securities, Sumitomo Bank

Years of continuous operation, including predecessors
> 3 years

Security
RIOLN 5.875% 7/15/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/24/2008

Total amount of offering sold to QIBs
2,500,000,000

Total amount of any concurrent public offering
0

Total
2,500,000,000

Public offering price
99.63

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
A3/BBB+

Current yield
5.90%

Benchmark vs Spread (basis points)
240 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Bond VIP
DWS
540,000
 $                   537,975
0.02%

DWS Core Fixed Income Fund
DWS
5,000,000
 $                 4,981,250
0.20%

DWS Core Fixed Income VIP
DWS
675,000
 $                   672,469
0.03%

DWS Core Plus Income Fund
DWS
1,535,000
 $                 1,529,244
0.06%

DWS Lifecycle Long Range Fund
DWS
655,000
 $                   652,544
0.03%

DWS Short Duration Plus Fund
DWS
12,000,000
 $               11,955,000
0.48%

Total

20,405,000
 $               20,328,481
0.82%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information






Security Purchased

CUSIP
87612BAA0

Issuer
TARGA RESOURCES PARTNERS

Underwriters
BoA, Credit Suisse, DBSI, BNP Paribas, Lehman
Brothers, Merrill Lynch, Piper Jaffray, RBC
Dominion Securities, RBS Greenwich Capital,
Wachovia Securities

Years of continuous operation, including predecessors
> 3 years

Security
NGLS 8.25% 7/1/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/12/2008

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public offering
0

Total
250,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B2/B

Current yield
8.25%

Benchmark vs Spread (basis points)
418 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
45,000
 $                     45,000
0.02%

DWS Balanced VIP
DWS
15,000
 $                     15,000
0.01%

DWS High Income Fund
DWS
1,735,000
 $                 1,735,000
0.69%

DWS High Income Plus Fund
DWS
345,000
 $                   345,000
0.14%

DWS High Income Trust
DWS
215,000
 $                   215,000
0.09%

DWS High Income VIP
DWS
235,000
 $                   235,000
0.09%

DWS Lifecycle Long Range Fund
DWS
20,000
 $                     20,000
0.01%

DWS Multi Market Income Trust
DWS
145,000
 $                   145,000
0.06%

DWS Short Duration Plus Fund
DWS
40,000
 $                     40,000
0.02%

DWS Strategic Income Fund
DWS
130,000
 $                   130,000
0.05%

DWS Strategic Income Trust
DWS
40,000
 $                     40,000
0.02%

DWS Strategic Income VIP
DWS
35,000
 $                     35,000
0.01%

Total

3,000,000
 $                 3,000,000
1.20%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information






Security Purchased

CUSIP
88319QM59

Issuer
TEXTRON FINANCIAL CORP

Underwriters
Barclays, DBSI, HSBC, Merrill Lynch

Years of continuous operation, including predecessors
> 3 years

Security
TXT 5.4% 4/28/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Barclays

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/23/2008

Total amount of offering sold to QIBs
375,000,000

Total amount of any concurrent public offering
0

Total
375,000,000

Public offering price
99.95

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.40%

Rating
A3/A-

Current yield
5.40%

Benchmark vs Spread (basis points)
245 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
5,000,000
 $                 4,997,600
1.33%

Total

5,000,000
 $                 4,997,600
1.33%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.













Security Information






Security Purchased

CUSIP
88732JAK4

Issuer
TIME WARNER CABLE INC

Underwriters
BoA, Barclays, BNP Paribas, Citigroup, Daiwa
Securities, DBSI, Fortis Securities, Goldman
Sachs, Greenwich Capital Markets, Lehman
Brothers, Mitsubishi Securities, Mizuho Securities,
Morgan Stanley, UBS, Wachovia, Blaylock Robert
Van LLC, Cabrera Capital Markets, Williams
Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
TWC 6.2% 7/1/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Wachovia

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/16/2008

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
99.79


Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
Baa2/BBB+

Current yield
6.21%

Benchmark vs Spread (basis points)
250 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
4,445,000
 $                 4,435,577
0.30%

Total

4,445,000
 $                 4,435,577
0.30%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information






Security Purchased

CUSIP
90327AAB0

Issuer
USA AUTO OWNER TRUST

Underwriters
BoA, Citigroup, BNP Paribas, Barclays, DBSI, JP
Morgan

Years of continuous operation, including predecessors
> 3 years

Security
USAOT 2008-2 A2

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/22/2008

Total amount of offering sold to QIBs
730,502,000

Total amount of any concurrent public offering
0

Total
730,502,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.14%

Rating
Aaa/AAA

Current yield
3.91%

Benchmark vs Spread (basis points)
104 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
5,000,000
 $                 5,000,000
0.68%

Total

5,000,000
 $                 5,000,000
0.68%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.













Security Information






Security Purchased

CUSIP
92867BAB0

Issuer
VOLKSWAGEN AUTO LOAN ENHANCED
TRUST

Underwriters
Citigroup, DBSI, BNP, Barclays, HSBC, RBS
Greenwich Capital

Years of continuous operation, including predecessors
> 3 years

Security
VALET 2008-1 A2

Is the affiliate a manager or co-manager of offering?
Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/9/2008

Total amount of offering sold to QIBs
305,000,000

Total amount of any concurrent public offering
0

Total
305,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.14%

Rating
Aaa/AAA

Current yield
3.71%

Benchmark vs Spread (basis points)
103 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Short Duration Plus Fund
DWS
7,500,000
 $                 7,500,000
2.46%

Total

7,500,000
 $                 7,500,000
2.46%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.













Security Information






Security Purchased

CUSIP
92976WBJ4

Issuer
WACHOVIA CORP

Underwriters
Wachovia, Barclays, DBSI, Guzman & Co,
Morgan Keenan, MR Beal & Co, UBS

Years of continuous operation, including predecessors
> 3 years

Security
WB 5.5% 5/1/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Wachovia

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/22/2008

Total amount of offering sold to QIBs
3,050,000,000

Total amount of any concurrent public offering
0

Total
3,050,000,000

Public offering price
99.77

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
Aa3/AA-

Current yield
5.51%

Benchmark vs Spread (basis points)
260 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
4,875,000
 $                 4,863,983
0.16%

DWS Balanced VIP
DWS
1,625,000
 $                 1,621,328
0.05%

DWS Short Duration Plus Fund
DWS
10,000,000
 $                 9,977,400
0.33%

Total

16,500,000
 $               16,462,710
0.54%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.